UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21201

          A&Q Technology Fund LLC

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas

            New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Business Solutions US LLC

One North Wacker Drive

           Chicago, IL, 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-719-1428

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

A&Q TECHNOLOGY FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2025

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Technology Fund LLC

A&Q TECHNOLOGY FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December  31, 2025

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This report provides certain performance data for A&Q Technology Fund LLC (the “Fund”) for the fiscal year ended December 31, 2025.

The Fund’s Investment Approach

The Fund commonly is referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term, and it seeks to achieve this investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

The Fund invests in a portfolio of Investment Funds that primarily employ long/short equity strategies. As of December 31, 2025, the Fund was invested in Investment Funds that employed long/short equity strategies.

Performance Review

The Fund generated a positive return for the year ended December 31, 2025.

The fund was negative during the first quarter of 2025. The majority of losses were generated from exposure to technology-focused managers. Gains were generated by a low net exposure Asia-focused manager and a technology-focused manager that was positive from short exposure. The quarter saw increased volatility and concerns about the escalating trade war and anticipated stagflation weighed on investor sentiment.

The Fund generated positive performance during the second quarter of 2025. Technology-focused managers produced the majority of the gains during the quarter. Losses were incurred from a low net exposure technology-focused manager that produced negative performance from both long and short exposure. The second quarter experienced the moderation in tariff rhetoric, continued strength in consumer and employment data, and generally upbeat earnings season contributed to positive investor sentiment.

The Fund generated significant positive performance during the third quarter of 2025. Gains were mostly produced by technology-focused managers, while healthcare and biotechnology funds also contributed to performance. Losses were incurred from a low net exposure technology-focused manager that produced negative performance from short technology exposure. The third quarter was largely positive for risk assets. The quarter benefitted from strong consumer sentiment following earnings season, Federal Reserve policy and retail flows driving momentum and risk assets.

The Fund generated significant positive performance during the fourth quarter of 2025. The strongest performance was generated by healthcare- and biotechnology-focused managers. Technology- and Asia-focused managers also produced gains. In November, markets were driven by emerging division within the US Federal Reserve regarding near term policy action, overhang from the US government

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

shutdown, as well as headwinds surrounding momentum factors and AI / technology leadership. In December, the overall market landscape was somewhat muted despite the US Federal Reserve delivering the anticipated interest rate cut. Near-term directional uncertainty surrounding the AI/Tech sector weighed on investor sentiment along with the higher bar for additional interest rate cuts. Additionally, a soft labor market and weakness in manufacturing sector also fueled concerns regarding economic momentum.

Fund Performance

For the 12-month period ended December 31, 2025, the Fund returned 19.69%. The HFRI Equity Hedged Technology/Healthcare Index returned 21.71%.

Returns	Fund	HFRI Equity Hedged Technology/Healthcare Index

Year-to-date	19.69%	21.71%

1-Year	19.69%	21.71%

3-Year (average annual)	14.33%	15.30%

5-Year (average annual)	3.87%	5.99%

10-Year (average annual)	5.22%	9.61%

This graph compares a hypothetical $50,000 investment in the Fund with a similar investment in the HFRI Equity Hedged Technology/Healthcare Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, and include the reinvestment of all dividends and capital gains distributions, and the Fund’s maximum sales load of 2%. The index does not reflect expenses, fees or sales loads, which would lower performance.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Although the HFRI Equity Hedged Technology/Healthcare Index is used as a reference point for the A&Q Technology Fund, there may be meaningful differences between the Fund and this index. Because managers self-select into this index, there may not be consistency across the character of underlying funds, and the index may include long-only funds or quantitative funds. Other differences, such as differences in the degree of market beta, will likely lead to differentiated outcomes.

Ernst & Young LLP One Manhattan West New York, NY - 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

A&Q Technology Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Technology Fund LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of A&Q Technology Fund LLC at December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audit.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of December 31, 2025, by correspondence with the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Asset Management (Americas) LLC registered fund of hedge funds (formerly, UBS Hedge Fund Solutions LLC) investment companies since 1995.

New York, NY

February 25, 2026

A member firm of Ernst & Young Global Limited	4

A&Q Technology Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2025

ASSETS

Investments in Investment Funds, at fair value (cost $ 75,701,417)	$131,572,302
Cash and cash equivalents	378,143
Receivable from Investment Funds	4,000,000
Interest receivable	1,334
Other assets	7,395

Total Assets	135,959,174

LIABILITIES

Withdrawals payable	5,230,952
Management Fee payable	327,801
Professional fees payable	188,244
Administration fee payable	42,578
Payable to Manager	10,301
Officer’s and Directors’ fees payable	5,623
Custody fee payable	600
Other liabilities	14,634

Total Liabilities	5,820,733

Members’ Capital	$130,138,441

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$74,267,556
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	55,870,885
Members’ Capital	$130,138,441

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Schedule of Portfolio Investments

December 31, 2025

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Onshore, LP	US/Canada	$9,616,914	$14,911,703	11.47%	7/1/2019	Quarterly	45 days	12/31/2025		$14,911,703
Averill Partners L.P.	US/Canada	7,623,842	13,904,098	10.68	4/1/2021	Quarterly	60 days	12/31/2025	(d)	$3,476,025
Avoro Life Sciences Fund LLC	Global	8,000,000	10,954,861	8.42	12/1/2024	Quarterly	60 days	12/31/2025		$10,954,861
Cadian Fund, L.P.	US/Canada	9,559,582	11,195,022	8.60	12/1/2022	Quarterly	60 days	12/31/2025	(d)	$2,798,756
G2 Investment Partners QP, L.P.	US/Canada	3,686,500	11,433,724	8.79	5/1/2014	Monthly	60 days	12/31/2025	(e)	$5,716,862
Jericho Capital Partners L.P.	US/Canada	2,704,721	18,810,438	14.45	5/1/2011	Quarterly	60 days	12/31/2025		$18,810,438
PFM Healthcare Fund, L.P.	US/Canada	10,315,859	12,702,075	9.76	9/1/2022	Quarterly	45 days	12/31/2025		$12,702,075
Point72 Turion Onshore, L.P.	US/Canada	11,000,000	13,774,150	10.58	2/1/2025	Quarterly	65 days	3/31/2026	(d),(f)	$3,443,538
Tairen Alpha Fund Ltd	Greater China	4,750,000	5,845,920	4.49	1/1/2025	Quarterly	60 days	12/31/2026	(f)	$5,845,920
Visium Balanced Fund, L.P.	US/Canada	—	—	0.00	1/1/2010	N/A	N/A	N/A	(g)	N/A
Woodline Fund LP	Global	8,443,999	18,040,311	13.86	8/1/2019	Quarterly	60 days	12/31/2025	(d)	$4,510,078

Equity Hedged Subtotal		75,701,417	131,572,302	101.10

Total Investment Funds		$75,701,417	$131,572,302	101.10%

Cash Equivalents	Shares	Cost	Fair Value	% of Members’ Capital
UBS Select Treasury Institutional Fund, 3.67% (h)	378,136	$378,136	$378,136	0.29%

Total Cash Equivalents	378,136	$378,136	$378,136	0.29%

Total Investments and Cash Equivalents		$76,079,553	$131,950,438	101.39%

Other Assets less Liabilities			(1,811,997)	(1.39)

Net Assets			$130,138,441	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)

Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms. (c) Unless otherwise noted, the redemption notice periods are shown in calendar days.

(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(f)	This holding is under lock-up and is not redeemable without paying a fee.
(g)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(h)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) LLC. The rate shown is the current yield as of December 31, 2025. The audited financial statements of this entity can be found at www.sec.gov. The table below details the transactions of UBS Select Treasury Institutional Fund during the period.

	Value at 1/1/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 12/31/2025	Interest Income
UBS Select Treasury Institutional Fund	$5,034,490	$29,542,391	$(34,198,745)	$-	$-	$378,136	$223,999

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Statement of Operations

Year Ended December 31, 2025

INVESTMENT INCOME

Interest	$223,999

Total Investment Income	223,999

EXPENSES

Management Fee	1,238,787
Professional fees	421,650
Commitment Fee	110,540
Administration fee	100,169
Officer’s and Directors’ fees	81,656
Interest expense	46,318
Other Manager fees	10,301
Custody fee	7,200
Printing, insurance and other expenses	58,344

Total Expenses	2,074,965

Net Investment Loss	(1,850,966)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	8,299,308
Net change in unrealized appreciation/depreciation on investments in Investment Funds	15,967,299

Net Realized and Unrealized Gain/(Loss) from Investments	24,266,607

Net Increase in Members’ Capital Derived from Operations	$22,415,641

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2024 and 2025

	Manager	Members	Total

Members’ Capital at January 1, 2024	$95,888	$121,275,288	$121,371,176

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(512)	(1,886,694)	(1,887,206)
Net realized gain/(loss) from investments in Investment
Funds	14,274	17,037,412	17,051,686
Net change in unrealized appreciation/depreciation on investments in Investment Funds	470	980,210	980,680
Net Increase in Members’ Capital
Derived from Operations	14,232	16,130,928	16,145,160

MEMBERS’ CAPITAL TRANSACTIONS
Members’ withdrawals	–	(13,145,657)	(13,145,657)
Net Decrease in Members’ Capital
Derived from Capital Transactions	–	(13,145,657)	(13,145,657)

Members’ Capital at December 31, 2024	$110,120	$124,260,559	$124,370,679

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(582)	(1,850,384)	(1,850,966)
Net realized gain/(loss) from investments in Investment Funds	8,069	8,291,239	8,299,308
Net change in unrealized appreciation/depreciation on investments in Investment Funds	15,503	15,951,796	15,967,299
Net Increase in Members’ Capital
Derived from Operations	22,990	22,392,651	22,415,641

MEMBERS’ CAPITAL TRANSACTIONS
Members’ withdrawals	–	(16,647,879)	(16,647,879)
Net Decrease in Members’ Capital
Derived from Capital Transactions	–	(16,647,879)	(16,647,879)

Members’ Capital at December 31, 2025	$133,110	$130,005,331	$130,138,441

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Statement of Cash Flows

Year Ended December 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$22,415,641
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(15,750,000)
Proceeds from disposition of investments in Investment Funds	10,007,841
Net realized (gain)/loss from investments in Investment Funds	(8,299,308)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(15,967,299)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Receivable from Investment Funds	14,714,797
Advanced subscriptions in Investment Funds	4,750,000
Interest receivable	34,476
Other assets	(658)
Increase/(decrease) in liabilities:
Management Fee payable	12,359
Professional fees payable	(92,104)
Administration fee payable	9,100
Officer’s and Directors’ fees payable	(5,624)
Payable to Manager	10,301
Other liabilities	10,034
Net cash provided by operating activities	11,849,556

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Members’ withdrawals, including change in withdrawals payable	(16,505,903)
Proceeds from loan	4,600,000
Principal payment on loan	(4,600,000)
Net cash used in financing activities	(16,505,903)

Net decrease in cash and cash equivalents	(4,656,347)
Cash and cash equivalents-beginning of year	5,034,490
Cash and cash equivalents-end of year	$378,143

Supplemental disclosure of cash flow information:
Interest expense paid	$46,318

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Financial Highlights

December 31, 2025

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Manager, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Performance Bonus, if applicable, and the timing of capital transactions.

		Years Ended December 31,
	2025	2024	2023	2022	2021

Ratio of net investment loss to average members’ capital [a,b]	(1.47%)	(1.49%)	(1.66%)	(1.48%)	(1.53%)

Ratio of gross expenses to average members’ capital after Performance Bonus [a,b]	1.65%	1.66%	1.77%	1.48%	1.53%

Ratio of net expenses to average members’ capital after Performance Bonus [a,b,c]	1.65%	1.66%	1.77%	1.48%	1.53%

Portfolio turnover rate	8.34%	6.68%	6.27%	15.02%	10.42%

Total return after Performance Bonus [d,e]	19.69%	13.71%	9.79	(16.67%)	(2.89%)

Asset coverage [f]	N/A	N/A	N/A	N/A	30.593

Members’ capital at end of year (including the Manager)	$130,138,441	$124,370,679	$121,371,176	$123,286,539	$192,648,695

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Manager’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The ratios of net expenses to average members’ capital before Performance Bonus were 1.65%, 1.66%, 1.77%, 1.48% and 1.53% for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

d

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

e	The total returns before Performance Bonus were 19.69%, 13.71%, 9.79%, (16.67%) and (2.89%) for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

f

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 5). There were no senior securities payable outstanding at December 31, 2025, 2024, 2023 or 2022.

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Notes to Financial Statements

December 31, 2025

1.	Organization

A&Q Technology Fund LLC (the “Fund”) was initially organized as a limited partnership under the laws of Delaware on December 28, 1998, commenced operations on April 1, 1999 and was subsequently reorganized as a limited liability company effective October 15, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to maximize capital appreciation over the long-term. The Fund seeks to achieve its objective by investing at least 80% of its assets among a select group of alternative asset managers (the “Investment Managers”) that UBS AM Americas (as defined below) anticipates, at the time of investment, will invest, under normal market conditions, at least 80% of their assets in companies in the technology sector. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS AM Americas (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Asset Management (Americas) LLC (“UBS AM Americas”, the “Manager” and, when providing services under its Administration Agreement with the Fund, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. Effective May 31, 2025, UBS Group AG launched Unified Global Alternatives (“UGA”). UGA absorbed certain of the former distinct business units of the Manager, including UBS Hedge Fund Solutions. The Manager, acting through UGA, is responsible for the day-to-day operations and management of the Fund.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

1.	Organization (continued)

The Manager is a wholly owned subsidiary of UBS Group AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Manager expects that generally, it will recommend to the Board that the Fund offer to repurchase interests from Members twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests, or a portion thereof, (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Board, which may be withheld in the Board’s sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

The Manager has determined that the Fund is an investment company as outlined in the FASB Accounting Standards Update No. 2013-08, Financial Services - Investment Companies (Topic 946) - Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an Investment Fund when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital.

The following is a summary of the investment strategy and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of December 31, 2025. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2025. The Fund used the following category to classify its Investment Funds:

The Investment Funds in the equity hedged strategy (total fair value of $131,572,302) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2025, the Investment Funds in the equity hedged strategy had $74,193,225 representing 56% of the value of the investments in this category, subject to an investor level gate and/or lock-ups. Included in this amount is $19,620,070, representing 15% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for this investment ranges from 1-12 months at December 31, 2025. An Investment Fund representing less than 1% of the value of investments in this category is held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $131,572,302 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments. The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Manager, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Manager has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2025.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is earned from the investment in affiliate and recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund has reclassified $1,850,966 and $8,299,308 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2025. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund’s Members as of December 31, 2025 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Manager has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2025, the Fund did not incur any interest or penalties.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The Manager does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within 12 months of the reporting date.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2025; therefore, the tax basis of investments for 2025 will not be finalized by the Fund until after the fiscal year end.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash and Cash Equivalents

Cash consists of monies held at The Bank of New York Mellon. Cash equivalents consist of short-term investments that have maturities of three months or less at the date of purchase or money market funds. Such accounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. At December 31, 2025, the Fund held an investment of $378,136 in the UBS Select Treasury Institutional Fund, an affiliate of the Fund, which is included within cash and cash equivalents on the Statement of Assets, Liabilities and Members’ Capital. The UBS Select Treasury Institutional Fund invests primarily in government securities and other short-term, highly liquid instruments. The cash equivalents are recorded at NAV per share which approximates fair value and are considered to be Level 1 within the fair value hierarchy. The Fund held cash of $7 as of December 31, 2025. There were no restrictions on cash and cash equivalents held as of December 31, 2025.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

g.	Reportable Segment

The Fund adopted FASB Accounting Standards Updates No. 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacts financial statements disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management committee of the Fund’s adviser, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets, Liabilities and Members’ Capital as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

3.	Related Party Transactions

The Manager provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Manager a monthly management fee (the “Management Fee”) at an annual rate of 1% of the Fund’s members’ capital, excluding the capital account attributable to the Manager. The Management Fee is paid to the Manager out of the Fund’s assets and debited against the Members’ capital accounts, excluding the Manager’s capital account. A portion of the Management Fee is paid by UBS AM Americas to its affiliates. For the year ended December 31, 2025, the Fund incurred a Management Fee of $1,238,787, of which $327,801 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., together with any other broker or dealer appointed by the Fund as distributor of its interests (the “Distributor”), acts as the distributor, without special compensation from the Fund. Currently, UBS FSI acts as the sole distributor of the Fund’s interests, and bears its own costs associated with its

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

3.	Related Party Transactions (continued)

activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Manager as described above. In accordance with the Limited Liability Company Agreement, the Manager is then allocated an amount based on the performance of the Fund (the “Performance Bonus”) for the Measurement Period, as defined in the Confidential Memorandum (i.e., the period commencing on the admission of a Member to the Fund, and thereafter each period commencing on the day following the last Measurement Period and ending generally on the first to occur of (1) a fiscal year-end or (2) a whole or partial redemption). The Performance Bonus is calculated separately with respect to each Member.

The Performance Bonus is equal to 1% of the balance of the Member’s capital account at the end of the Measurement Period, provided that appreciation in the Member’s capital account (net of any Performance Bonus) exceeds the Member’s threshold return. The threshold return is the amount that a Member would have earned for a fiscal year if it had received an annualized rate of return of 20% on its opening capital account balance, as adjusted. No Performance Bonus was earned for the year ended December 31, 2025 or for the year ended December 31, 2024.

Each Director of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chair of the Board and the Chair of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the two other registered alternative investment funds advised by UBS AM Americas. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses. Such amounts are included within Officer’s and Directors’ fees in the Statement of Operations.

During the year ended December 31, 2025, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $5,623 which is included in Officer’s and Directors’ fees in the Statement of Operations. The related payable of $5,623 is included in Officer’s and Directors’ fees payable in the Statement of Assets, Liabilities and Members’ Capital.

The Fund, along with the two other registered alternative investment funds advised by UBS AM Americas, and the Directors, are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the funds on a pro-rata basis based on each

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

3.	Related Party Transactions (continued)

fund’s assets under management. On an annual basis, the allocation methodology is reviewed and approved by the Board and the Manager determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended December 31, 2025, the Fund incurred $28,921 in insurance fees, which is included in printing, insurance and other expenses in the Statement of Operations, of which none was payable at December 31, 2025.

The Fund, along with several other funds advised by UBS AM Americas, is party to a Credit Agreement (See Note 5). On a quarterly basis, the credit provider charges a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Manager negotiates the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee is allocated to each fund based on the sub-limit borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2025, the Fund incurred a Commitment Fee of $110,540 to the counterparty, of which $10,313 remains payable and is included in other liabilities in the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

The Manager may incur expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Manager. For the year ended December 31, 2025, the Fund incurred other Manager fees of $10,301, all of which remains payable and is included within payable to manager on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

Other investment partnerships sponsored by UBS Group AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), in its role as the Fund’s administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS Group AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon. Such amounts are included within administration fee in the Statement of Operations.

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign sub custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

4.	Administration and Custody Fees (continued)

extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. Such amounts are included within custody fee in the Statement of Operations.

5.	Loan Payable

The Fund, along with several other funds advised by UBS AM Americas, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2022, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate on June 15, 2026 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $25,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day of Daily Simple Secured Overnight Financing Rate (“SOFR”) or Term SOFR for a tenor of one month as determined by the borrower plus 1.50%. There is a Commitment Fee payable by the Fund, calculated at 45 basis points times the actual daily amount of the line of credit not utilized.

During the year ended December 31, 2025, the Fund’s average interest rate paid on borrowings was 5.92% per annum and the average borrowings outstanding was $782,778. The Fund had no borrowings outstanding at December 31, 2025. Interest expense during the year was $46,318, none of which was payable at December 31, 2025.

6.	Investments

As of December 31, 2025, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2025 amounted to $15,750,000 and $10,007,841, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 20.00% to 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

The Manager has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to December 31, 2025, the Fund paid withdrawals payable of $5,230,952 in full.

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Policies and Investment Strategies

The investment objective of A&Q Technology Fund LLC (the “Fund”) is to maximize capital appreciation over the long term. The Fund is commonly referred to as a “fund of funds” and seeks to achieve its objective by investing at least 80% of its assets among a select group of alternative asset managers (the “Investment Managers”) that UBS Asset Management (Americas) LLC, the Fund’s investment adviser (the “Manager”), anticipates, at the time of investment, will invest, under normal market conditions, at least 80% of their assets in companies in the technology sector. These companies include computer software and service companies, semiconductor manufacturers, computer hardware and peripherals companies, communications and telecommunications companies, networking equipment and service companies, internet-related companies, media companies, retailing companies (including distributors and internet and catalog retail), consumer electronics companies, electronic components and instruments manufacturers, and biomedical, pharmaceutical, life sciences, medical device and healthcare service companies. Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of investors in the Fund (“Investors”). Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without a vote of the Investors. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund currently intends to invest its assets primarily in Investment Funds. The Fund has been designed to afford the Manager flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the technology-related companies and sectors described herein, and the Fund’s allocation to these investments is not fixed and will not likely be equally-weighted. The Manager may invest in other investment strategies at its discretion, while maintaining compliance with the aforementioned 80% test.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, the amount of leverage that can be used and the diversity or concentration of securities within their portfolios. Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk.

In some instances, although not expected to be a frequent occurrence or to constitute a significant portion of the Fund’s portfolio, an Investment Manager may pursue its investment strategy by structuring an Investment Fund with a highly concentrated portfolio, perhaps consisting of just a single security.

In general, the Fund limits to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund’s voting securities. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an “affiliate” of an Investment Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the 1940 Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

No assurance can be given that the Fund will achieve its investment objective.

Selection of Investment Managers

The Manager is not bound by any fixed criteria in allocating assets to Investment Funds. Accordingly, the Manager may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Manager deems appropriate.

The Manager selects Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance. The Manager follows certain general guidelines, described below, when reviewing and selecting Investment Managers. While the Manager attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of the Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Manager.

The Manager currently uses the following selection guidelines:

Filtering Investment Manager Candidates. The Manager uses a variety of information sources to identify prospective investments, including, without limitation, databases, prime brokers, proprietary UBS resources and other industry contacts. These sources should help narrow down the investable universe to less than 500 Investment Funds. The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Manager.

Interviews and Selection of Investment Managers. The Manager generally conducts a number of onsite and offsite interviews and substantial other due diligence of an Investment Manager prior to making an investment. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager’s firm and its managers; (ii) the infrastructure of the Investment Manager’s research, trading and operations; (iii) the Investment Manager’s strategy and method of execution; (iv) the Investment Manager’s risk control and portfolio management; and (v) the differentiating factors that give the Investment Manager’s Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Manager attempts to forecast the Investment Manager’s potential for generating sustainable positive risk-adjusted returns under a wide variety of market conditions. This investment analysis exercise is an invaluable step in building a portfolio that meets the risk/return objectives set forth by the Manager. The Manager believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff’s experience in proprietary trading, risk monitoring and asset management.

Monitoring of Investment Managers and Reallocation. The Manager is responsible for the day-to-day management of the Fund’s allocations and investments, and undertakes transactions on behalf of the Fund within the parameters set forth herein. Once an asset manager is selected as an Investment Manager, the Manager will continue to review the investment process and performance of the Investment Manager. The Manager monitors Investment Managers through a combination of weekly and/or monthly net asset value updates, portfolio reports and periodic phone calls and visits. When appropriate, the Manager utilizes its proprietary software to analyze the risk of the Fund’s underlying investments. The Manager also relies on its experience to make qualitative assessments about the current risk conditions that each Investment Manager and the Fund overall may face.

The performance of each Investment Manager managing assets for the Fund typically is compared with the performance of other managers that utilize the same strategy (and that may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager. The reasons for reducing or withdrawing entirely the capital allocated to an Investment Fund may include, without limitation: (i) the identification by the Manager of a preferable alternative for investing the capital; (ii) a change in the Investment Manager’s strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager’s management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Manager; (vi) a decline in the potential for gains on investment in the Investment Manager’s market niche; (vii) a failure of the Investment Manager to meet expectations of or adhere to restrictions on activities established by the Manager; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund’s allocations among the Investment Funds to become disproportionate or unbalanced with respect to the Manager’s asset allocation models or strategies; (ix) the Fund’s need for liquidity; or (x) any other reason or determination reached by the Manager in its sole discretion.

Because the Manager expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s or the Investment Funds’ investment objectives will be achieved or that their investment strategies will be successful. In particular, an Investment Manager’s use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

PRINCIPAL RISK FACTORS (UNAUDITED)

General

All securities investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate and, as described below, given the Fund’s emphasis on the technology sector, may be especially volatile. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager’s use of leverage is likely to cause the Fund’s net assets to appreciate or depreciate at a greater rate than if leverage were not used. The investment strategies and styles used by an Investment Manager are subject to change without notice.

Technology Sector

The Fund’s emphasis on Investment Managers that invest primarily in the technology sector presents certain risks that may not exist to the same degree as in other types of investments. Some of the principal risks of the Investment Funds’ investments invest in the technology sector are identified below. Depending on economic and market conditions, other risks may be present.

General Risk. While the Investment Managers collectively invest in the securities of entities in several different industries considered to be technology-related, many of those entities share common characteristics that may affect the Investment Managers’ investments. For example, industries throughout the technology field include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, the securities of smaller companies may be subject to more volatile market movements than the securities of larger, more established companies. The companies in which each Investment Manager invests also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated. Certain of such companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

Each Investment Manager may purchase securities of companies that have no earnings or have experienced losses. The Investment Manager generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perceptions about the company change, the company’s stock price may decline sharply and its securities may become less liquid.

Technology Company Risk. Technology-related securities, in general, tend to exhibit a greater degree of market risk and price volatility as compared to other types of investments. Since the portfolios of the Investment

Managers are concentrated in securities of technology-related companies, the investment risk is greater than if the portfolios were invested in a more diversified manner among various sectors.

Telecommunications Company Risk. Telecommunications companies can be adversely affected by, among other things, changes in governmental regulation, policies and restrictions, competition, dependency on patent protection, significant capital expenditures, significant debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Biotechnology and Pharmaceutical Company Risk. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement and/or marketing of medical devices and drugs. The values of biotechnology and pharmaceutical companies are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and their profitability may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

Healthcare Company Risk. Investments in health care companies are subject to a number of risks that may adversely affect their value, including the adverse impact of governmental regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense competitive pressures.

The Fund is Non-Diversified

The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of the Fund’s limited liability company interests (“Interests”). In general, the Fund limits to less than 25% of its assets its investment in any one Investment Fund.

The Incentive Fees Charged by the Investment Managers and the Performance Bonus Charged by the Manager May Create Incentives for Speculative Investment

Each Investment Manager generally charges an asset-based fee, and some or all of the Investment Managers receive incentive fees or allocations. The asset-based fees of the Investment Funds generally are expected to range from 1% to 2% of net assets, and the incentive fees or allocations of the unregistered Investment Funds generally are expected to range from 20% to 25% of net profits, but may be greater or less in some cases.

The incentive fee or allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive fee. Gain allocated to an Investment Manager with respect to the incentive allocation that is attributable to the sale or disposition of a capital asset will be recharacterized as short-term capital gain to the extent the capital asset giving rise to the gain has been held for a period of longer than one year but less than or equal to three years. Short-term capital gain is taxed at the higher ordinary income tax rates. As a result of this three year holding period requirement, the interests of an Investment Manager and other investors in the Fund may not always be aligned with respect to the timing of the disposition of an investment, which timing could have an impact on investment performance. In addition, because the incentive fees or allocations are calculated on a basis that includes realized and unrealized appreciation of an Investment Fund’s assets, the fee or allocation may be greater than if it were based solely on realized gains. The Manager’s receipt of a bonus based on the performance of the Fund will give rise to similar risks.

The Fund May Borrow Money

The Fund may borrow money temporarily to fund investments in certain Investment Managers, subject to the lender’s terms, or in connection with repurchases of, or tenders for, the Fund’s Interests. The Fund, along with several other funds advised by the Manager, is party to the Credit Agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $25 million.

If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and, therefore, the risks of leverage will be present. The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds. If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could reduce its leverage by using the proceeds of subsequent offerings of Interests. Because many Investment Funds use leverage as part of their investment strategy, the Fund’s use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund’s Interests.

Borrowings by the Fund, if any, may be made on a secured basis. The Fund’s custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lender will have the right, through the Fund’s custodian, to redeem the Fund’s investments in Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s Investors. The rights of any lender to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s Investors, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. Additionally, the Fund must maintain asset coverage of at least 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness.

Tax Risk

The Fund intends to be treated, and believes that it qualifies for treatment, as a partnership for U.S. federal income tax purposes. Accordingly, the Fund generally should not be subject to U.S. federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund’s taxable income or loss for each year, whether or not the Fund makes any distributions in that year. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to two levels of taxation, since such income would be subject to U.S. federal corporate income tax. In addition, distributions of profits from the Fund would be treated as dividends subject to each investor’s applicable U.S. federal income tax rate.

Because, among other reasons, the Investment Funds and the Fund may use leverage, a tax-exempt Investor may incur income tax liability to the extent the transactions are treated as giving rise to unrelated business taxable income (“UBTI”). A tax-exempt Investor (including an individual retirement account) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the tax-exempt Investor to obtain an Employer Identification Number.

Distributions to Investors and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Investors will nevertheless be required each year to pay applicable U.S. federal, state and local income taxes on their respective shares of the Fund’s taxable income, and generally will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board of Directors of the Fund (the “Board”).

Investment Funds and Investment Managers May Be Newly Organized

Some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Manager endeavors to select Investment Managers whose principals have capital markets experience. There can be no assurance that the Manager’s assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

Investment Funds May Be Concentrated

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund’s assets in only a limited number of issuers or, in certain cases, in securities of a single issuer. As a result, the investment portfolios of these Investment Funds (as well as the Fund’s portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers. To the extent that an Investment Fund concentrates its portfolio in a limited number of issuers or in securities of only a single issuer, the risk of any investment decision is increased.

Investors Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term Investors. Interests in the Fund are not traded on any securities exchange or other market. Interests are not transferable, except by operation of law upon the death, bankruptcy, insolvency or dissolution of an Investor or otherwise only with the consent of the Board (which consent may be withheld in the Board’s sole and absolute discretion), and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Manager expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, near mid-year and year-end.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional Interests are not sold. Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Cybersecurity Risk

The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Manager, the Fund’s placement agent, the Fund’s administrator or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) impediments to the Fund’s trading activities; (iv) the inability of Investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

Employing a “Fund of Funds” Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. The success of the Fund depends in large part upon the ability of the Manager and the Investment Managers to develop and implement investment strategies that achieve the Fund’s investment objectives. In addition, although the Manager expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund’s investment goal.

While the Fund may invest in registered investment companies, the Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, despite the fact that the Fund itself is registered under the 1940 Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements. Market conditions and trading approaches are continually changing, and a particular Investment Manager’s past successful performance may be largely irrelevant to such Investment Manager’s prospects for future profitability.

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” in accordance with requirements under the 1940 Act. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”), and has designated the Manager as the Board’s “valuation designee” (as defined in Rule 2a-5 under the 1940 Act) to determine fair value in good faith for all Fund investments for which market quotations are not readily available. The Manager generally values the Fund’s investment in Investment Funds using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Manager by an Investment Fund in accordance with the Investment Fund’s own valuation policies, provided that the Investment Fund falls within the scope of ASC 946. Although the Manager will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Manager has little or no means of independently verifying this information. In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price. Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Investment Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation. The Fund may rely on estimates of the value of these investments when calculating its net asset value. The Fund may suspend the calculation of its net asset value during periods when an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, and at any other time determined by the Board.

In addition, the valuation of the Fund’s investment in an Investment Fund, as determined under the Valuation Procedures, may under certain circumstances vary from the valuation provided by the Investment Manager of that Investment Fund. Investors should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds. In addition, the Investment Funds may not always be able to readily provide the Fund with their finalized net asset values in advance of a purchase or withdrawal. In such an event, it may be necessary for the Fund to rely on an estimate of the net asset value provided by the Investment Funds. The Manager will attempt to resolve any discrepancies between valuations assigned by an Investment Manager and fair value as determined by the Manager and BNY Mellon by seeking information from the Investment Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment in accordance with the Valuation Procedures.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Manager, which may involve risks under some market conditions that are not anticipated by the Manager. The investment strategies and styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund’s net asset value and portfolio composition, the Manager is dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Manager’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and to value accurately the Fund’s interests. Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing with or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Manager will not have any control over the investments made by Investment Managers. The Manager may, however, reallocate the Fund’s investments among the Investment Funds, but the Manager’s ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Manager. Such withdrawal limitations may also restrict the Manager’s ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes. In addition, at times when Investment Funds offer limited availability to shareholders, the Manager may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio that differs from the portfolio that might result if the Manager only managed the Fund. Although the Manager intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Manager will use the same criteria for all Investment Funds. Although the Manager employs a due diligence process to review each Investment Manager’s back office and accounting systems and obtains third party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager’s operations and activities.

An Investor who meets the conditions imposed by the Investment Managers can invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund’s stated minimum investment. By investing in the Investment Funds indirectly through the Fund, the Investor bears two layers of asset-based fees, expenses and incentive fees—at the Fund level and the Investment Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund. The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Investors, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund. The Investment Funds also may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

Each Investment Manager will receive any incentive fees or allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager may receive an incentive fee or allocation from an Investment Fund, and thus indirectly from the Fund’s Investors, for positive performance of the Investment Fund, even if the Fund’s returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Manager and of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result. Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

Each Investment Manager has exclusive responsibility for making trading decisions on behalf of its Investment Fund. The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) that, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience. The Investment Managers and their principals may employ trading methods and policies that may differ from those of other Investment Managers, and that may deviate from the Manager’s expectations concerning such methods and policies. Therefore, the results of any Investment Manager’s investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund’s models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. Operational risks also include, for example, mistakes made in the confirmation or settlement of transactions, transactions not being properly booked, evaluated or accounted for or other similar disruptions in an Investment Fund’s operations that may cause an Investment Fund to suffer financial loss, disruption of its businesses, liability to clients or third parties, regulatory intervention or reputational damage. Investment Managers may also face competition from other investment funds that may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain Investment Managers may pursue over time different investment strategies that may limit the Fund’s ability to assess an Investment Manager’s ability to achieve its long-term investment objective. Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time. In such instances, an Investment Manager may be unable to manage an Investment Fund’s increased assets effectively because it may be unable to maintain the Investment Fund’s current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to allocate its assets among various Investment Managers. Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by Investors. Although the dispersion of the Fund’s investments is intended to reduce the Fund’s exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries. Moreover, in certain cases an Investment Fund’s portfolio may only consist of securities of a single issuer. As a consequence, the Fund’s returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

Generally, Investment Funds are permitted to redeem their securities in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Manager would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions restricting both the transferability of an investor’s interest and the ability of any investor to withdraw its investment in certain circumstances. Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their investors, including the Fund, from time to time. Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and, under certain circumstances, may impose limits (known as “gates”) on the aggregate amount that an investor, or all investors, in an Investment Fund may withdraw on a single withdrawal date, and some Investment Funds will not have withdrawal periods that coincide with those of the Fund. As a result, the liquidity of the Fund’s interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its shareholders. In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may also not be able to meet redemption requests through distributions in kind. In such circumstances, the Fund’s ability to provide liquidity to Investors could be adversely affected. As such, there can be no assurance that investors who are subject to tax on their respective share of the Fund’s taxable income will receive distributions sufficient to satisfy their tax liabilities fully, and no assurance can be given that the Fund will make cash distributions in amounts sufficient to cover such tax liabilities as they arise. Accordingly, each investor should ensure that it has sufficient cash flow from other sources to pay all tax liabilities resulting from such investor’s ownership of an interest in the Fund.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. It is possible, however, that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to Investors without significant delays and Investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

A noncorporate Investor’s share of the Fund’s investment expenses may be subject to certain limitations on deductibility for regular U.S. federal income tax purposes.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s interests, or from liability of an Investment Fund or an Investment Manager to a service provider arising out of the same breach. Investors may be exposed, indirectly, to these indemnification obligations.

Investments in Non-Voting Stock; Inability to Vote

The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the Investment Fund to less than 5% of the Investment Fund’s voting securities. See “Investment Program—Investment Objective and Policies and Investment Strategies.”

The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. This result would be accomplished through a written agreement between the Fund and the Investment Fund, whereby the Fund irrevocably foregoes the right to vote in a manner that legally binds both the Fund and all subsequent holders, and the Investment Fund is granted the right to enjoin any holder from voting. Such an agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the Fund’s interest be identical to that of a separate non-voting class. In each instance, the Manager will determine if the Fund will waive the Fund’s voting rights, and will consider only the interests of the Fund and not the interests of the Manager or those of the Manager’s other clients. The Fund will not receive any consideration in return for entering into a waiver arrangement. Any such arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Manager believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could be adverse to the Fund’s interests, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund. As a result, the Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. These factors may affect, among other things, the level of volatility of securities’ prices, the liquidity of the Investment Funds’ investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s profitability or result in significant losses. Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy. In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The effect of any future regulatory change on the Fund could be substantial and adverse.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. To the extent the U.S. Congress or the Trump administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S. regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Rule 18f-4 under the 1940 Act governs the use of derivatives and other transactions by registered investment companies and business development companies. Under Rule 18f-4, closed-end funds that use derivatives and certain other related instruments and do not qualify as a “limited derivatives user” (as defined in Rule 18f-4) must establish a comprehensive derivatives risk management program and comply with certain value-at-risk leverage limits, requirements and compliance and disclosure obligations. The Fund intends to operate in a manner so as to qualify as a “limited derivatives user” and has adopted policies and procedures that are reasonably designed to manage its derivatives risk in compliance with Rule 18f-4. While the Fund expects to use derivatives only as a means to attempt to hedge against foreign currency risks, and presently does not intend to sell securities short, this regulation could limit or restrict the ability of the Fund to use certain derivatives, increase the compliance and other costs of using these instruments or make them less effective. The Manager will continue to seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective; however, there can be no assurance that the Manager will be successful in doing so.

Market Disruption and Geopolitical Risk

Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments in Investment Funds and the Fund’s underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions, and there can be severe limitations on an investor’s ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. As a result, during these periods, the Fund’s net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide. The Manager’s business activities, as well as the activities of the Fund, the Investment Funds and their operations and investments, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. Recent examples include pandemic risks related to COVID-19 (notably, its significant negative impact on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by governments and businesses) and geopolitical risks related to Russia’s invasion of Ukraine, ongoing conflicts in the Middle East and other geopolitical tensions, hostilities and instability. To the extent the Investment Funds have significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.

The Fund has updated certain risk factor disclosures under the captions “Employing a ‘Fund of Funds’ Strategy Involves Risks Not Present in Direct Investment Programs” and “Market Disruption and Geopolitical Risk”.

Effective May 31, 2025, UBS Group AG launched Unified Global Alternatives (“UGA”). UGA absorbed certain of the former distinct business units of the Manager, including UBS Hedge Fund Solutions. The Manager, acting through UGA, is responsible for the day-to-day operations and management of the Fund.

During the fiscal year ended December 31, 2025, except as noted above, there were: (i) no material changes to the Fund’s investment objectives or policies that constitute its principal portfolio emphasis have not been approved by investors; (ii) no changes to the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by investors; (iii) no material changes to the principal risk factors associated with investment in the Fund; and (iv) no changes to the persons primarily responsible for the day-to-day management of the Fund’s portfolio.

A&Q TECHNOLOGY FUND LLC (UNAUDITED)

The Board of Directors of the Fund last evaluated the Investment Advisory Agreement (the “Advisory Agreement”) at a Board meeting held on September 16, 2025. The Board is comprised solely of independent Directors, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by UBS Asset Management (Americas) LLC (the “Adviser”), including information regarding the Adviser and its affiliates, personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser to the Fund, including its investment process, and the experience of the investment advisory and other personnel that provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services is provided to the Fund. The Directors recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates. Accordingly, the Directors felt that the quality of services offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment funds presented by the Adviser that had objectives and strategies similar to those of the Fund and are managed by other, third-party investment advisers as well as the Adviser (the “Comparable Funds”). The Directors recognized that the Comparable Fund managed by the Adviser (the “Comparable UBS Fund”) is structured as a private fund and is not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and that can adversely affect the Fund’s performance relative to that of the Comparable UBS Fund. The information presented to the Directors showed that, while the Fund’s performance for the year-to-date as of June 30, 2025 was below the median performance of the Comparable Funds for the same period, the Fund outperformed the median performance of the Comparable Funds for the three- and five-year periods ended June 30, 2025.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, as well as to certain other investment funds presented by the Adviser that are managed by other, third-party investment advisers (collectively with the Comparable Funds, the “Fee Group Funds”). The Directors noted the Fund’s unique investment strategy, and the Adviser’s belief that it would be appropriate to compare the Fund’s fees with those of the Fee Group Funds. The information presented to the Directors showed that the Fund’s management fee was below the median management fee of the Fee Group Funds, and that, while the Fund’s incentive fee was above the median incentive fee of all of the Fee Group Funds (including Fee Group Funds without an incentive fee structure), it was lower than the incentive fee charged by all Fee Group Funds with an incentive fee structure. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee of the Adviser’s retail clients and the management fee of the Comparable UBS Fund, and equal to the standard management fee of the Adviser’s non-retail clients. The Directors also noted that the Fund’s incentive fee was below the standard incentive fee of the Adviser’s retail clients and non-retail clients, and that the Comparable UBS Fund does not charge an incentive fee.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits realized by the Adviser and its affiliates under the Fund’s Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining. After considering all factors that it considered relevant, the Board approved the renewal of the Advisory Agreement.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund is set forth below. Each Director’s term of office is indefinite, subject to the terms of the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each officer serves an indefinite term at the pleasure of the Fund’s Board of Directors. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Asset Management (Americas) LLC (“UBS Asset Management”) at (888) 793-8637.

Name, Year of Birth, Address and Position(s) with Fund[1]	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Virginia G. Breen (1964) Chair and Director	Since May 2, 2008 (Chair since Jan. 1, 2022)	Private investor and board member of certain entities (as listed herein).	39	Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (18 funds); NB Asset-Based Credit Fund; certain funds in the Calamos Fund Complex (58 portfolios). Former Director of JLL Income Property Trust, Inc. (from December 2004 to June 2023) and Tech and Energy Transition Corporation (March 2021 to March 2023).
Heather R. Higgins (1959) Director	Since Jan. 1, 2022	President and Director of The Randolph Foundation (charitable foundation) (since 1991); member of the Board of Overseers of the Hoover Institution (from 2001 to 2007 and since 2009); and board member of several non-profit organizations.	39	None
Stephen H. Penman (1946) Director	Since Jul. 1, 2004	Professor Emeritus of Financial Accounting of the Graduate School of Business, Columbia University.	3	Member, Board of Advisors, Boston Harbor Investment Management, LLC; Member, Investment Advisory Board, Phoenician Capital.
OFFICER(S) WHO ARE NOT DIRECTORS
Peter Thiede (1979) Principal Executive Officer	Since May 22, 2025	Senior Portfolio Manager of Unified Global Alternatives (since January 2025). Previously, Head of Americas of Investment, Portfolio Specialist and Client Service (June 2007 to December 2024) of UBS Hedge Fund Solutions.	N/A	N/A

Name, Year of Birth, Address and Position(s) with Fund[1]	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Martin Fuchs (1977) Principal Accounting Officer and Secretary	Since Sept. 11, 2024	Global Head of Asset Management Multi-Manager Alternatives Accounting of UBS AG since December 2023. Previously, Head of Alternative Fund Accounting (Hedge Fund Single Manager and Fund of Funds) (October 2020 to December 2023) of UBS AG and Team Head of Product Control of Alternative & Quantitative Investments (from June 2008 to October 2020).	N/A	N/A
Michael D. Lemos (1977) Chief Compliance Officer	Since Jul. 12, 2024	Deputy Chief Compliance Officer of UBS Real Estate & Private Markets Americas and Head of Broker-Dealer Compliance of UBS Asset Management related entities since 2015.	N/A	N/A
Keith A. Weller (1961) Chief Legal Officer	Since Jul. 25, 2019	Executive Director (since 2005), Deputy General Counsel (since February 2019), and Head of Registered Funds Legal (since 2022) prior to which he was Senior Associate General Counsel of UBS Business Solutions US LLC (since January 2017) and UBS Asset Management (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS Asset Management and is involved with other funds for which UBS Asset Management or an affiliate serves as investment adviser or administrator.	N/A	N/A

1

The address of each Director and officer, other than Mr. Weller, is care of the Secretary of the Funds at 787 Seventh Avenue, New York, New York 10019. Mr. Weller’s address is care of UBS Asset Management (Americas) LLC at One North Wacker Drive, Chicago, Illinois 60606.

2	The Fund commenced operations on March 29, 1999.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $78,652 in 2025 and $78,652 in 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,436 in 2025 and $2,436 in 2024. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 in 2025 and $0 in 2024. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2025 and $0 in 2024.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,985,802 in 2025 and $1,577,812 in 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable

(b)	Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting standard Internal

UBS Hedge Fund Solutions LLC

proxy voting standard

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this standard?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Standard, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability

Location	Americas

Legal Entity	UBS Hedge Fund Solutions LLC

Business Division	Asset Management

Business Area /	All
Function

Roles	All

Summary of Key Requirements

The standard is designed to address the following risks:
- Failure to provided required disclosures for investment advisers and registered investment companies
- Failure to vote proxies in best interest of clients and funds
- Failure to identify and address conflicts of interest

Infringements of this standard may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3
Last Updated: 5 January, 2022

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Table of Contents

Standard		3

1.	General Standard	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3
Last Updated: 5 January, 2022

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Standard

1.	General Standard

The general standard is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote the proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS votes in accordance with ISS recommendations.

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3
Last Updated: 5 January, 2022

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Edoardo Rulli (the “Portfolio Manager”), as Chair of the Unified Global Alternatives (“UGA”) Investment Committee, is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among the underlying investment managers and the general day-to-day management of the Fund.

Mr. Rulli, who has served as the Portfolio Manager of the Fund since March 1, 2023, is the Head of Hedge Funds at UGA. UBS Asset Management (Americas) LLC, the Fund’s investment adviser (the “Adviser”), acting through UGA, is responsible for the day-to-day operations and management of the Fund. Mr. Rulli previously was the Chief Investment Officer and Head of UBS Hedge Fund Solutions, where he was also a member of the Hedge Fund Solutions Management and Senior Investment Forums. Prior to 2016, Mr. Rulli was a Partner and Head of Research at Falcon Money Management where he joined as partner in 2009. From 2008 to 2009, he was a Director at UBS Alternative and Quantitative Investments LLC, a predecessor of UGA. From 2004 to 2008, Mr. Rulli served as a senior analyst at Tremont Capital Management in London, a multi-billion fund of funds. He started his career as an analyst in 2001 at Rasini & C researching European and Asian hedge funds. Mr. Rulli received his bachelor’s degree from Bocconi University in Milan, Italy.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS Group AG (“UBS”), the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of December 31, 2025.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Edoardo Rulli	2(1)	$403,380,271	75(2)	$23,226,444,799	18(3)	$26,279,482,878

[1]	Of these accounts, one account with total assets of approximately $313,444,166 charges a performance-based advisory fee.

[2]	Of these accounts, 44 accounts with total assets of approximately $10,158,259,680 charge performance-based advisory fees.

[3]	Of these accounts, 3 accounts with total assets of approximately $9,427,401,647 charge performance-based advisory fees.

Mr. Rulli does not beneficially own any limited liability company interests in the Fund.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Technology Fund LLC

By (Signature and Title)* /s/ Peter Thiede
Peter Thiede, Principal Executive Officer

Date 3/6/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter Thiede
Peter Thiede, Principal Executive Officer

Date 3/6/2026

By (Signature and Title)* /s/ Martin Fuchs
Martin Fuchs, Principal Accounting Officer

Date 3/6/2026

* Print the name and title of each signing officer under his or her signature.